Exhibit 32.2
Certification of CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-Q of Kemper Corporation (the “Company”) for the three months ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Frank J. Sodaro, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ FRANK J. SODARO
Name:	Frank J. Sodaro
Title:	Senior Vice President and Chief Financial Officer
Date:	May 8, 2014